UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2024

KYMERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39460	81-2992166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kymera Therapeutics, Inc.

200 Arsenal Yards Blvd., Suite 230 Watertown, Massachusetts 02472
(Address of principal executive offices, including zip code)

(857) 285-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KYMR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 4 2024, Kymera Therapeutics, Inc. (the “Company”) issued a press release, a copy of which is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On January 4, 2024, the Company announced two preclinical programs that each have the potential to address multiple immune-mediated diseases, each with considerable market potential. The new programs target STAT6, the obligate and specific transcription factor of the interleukin-4/interleukin-13 receptor (“IL-4/IL-13”) pathway, and TYK2, the key scaffolding kinase of the interleukin-21/interferon (“IL-23/IFN”) pathways. These represent two essential signaling nodes in genetically and clinically validated pathways driving inflammation in autoimmune diseases that are undrugged or inadequately drugged with other technologies. The Company’s immunology pipeline now includes the Company’s wholly-owned STAT6 (KT-621) and TYK2 (KT-294) degraders and its IRAK4 degrader (KT-474):

STAT6 degrader program (KT-621)

STAT6 is an essential transcription factor specific to the IL-4/IL-13 signaling pathway and the central driver of Type 2 inflammation in allergic diseases. STAT6 is a genetically validated target and the pathway has been clinically validated by approved IL-4/IL-13-targeting biologics, including dupilumab. In preclinical studies, KT-621, the Company’s first-in-class oral STAT6 degrader, demonstrated full inhibition of IL-4/IL-13 pathway in all relevant human cell contexts with picomolar potency that was superior to dupilumab, and equivalent or superior efficacy to dupilumab in multiple preclinical efficacy studies. In addition, at low oral doses, KT-621 demonstrated near full in vivo STAT6 degradation and was well-tolerated in multiple preclinical toxicity studies. KT-621, a once daily oral small molecule degrader with a preclinical biologics-like efficacy profile, has the potential to have broad activity across multiple diseases, including atopic dermatitis, asthma, chronic obstructive pulmonary disorder, eosinophilic esophagitis and chronic rhinosinusitis with nasal polyps, among others. The Company expects to initiate a Phase 1 clinical trial in the second half of 2024 and report the Phase 1 results in 2025.

TYK2 degrader program (KT-294)

TYK2 is a member of the Janus Kinase (“JAK”) family required for Type I interferon (IFN), interleukin-12 (“IL-12”) and interleukin-23 (“IL-23”) signaling with both genetic and clinical validation in autoimmune and inflammatory diseases. TYK2 has a well-established scaffolding function that plays a key role in cytokine receptor surface expression and activation. In preclinical studies, KT-294, the Company’s first-in-class oral TYK2 degrader, demonstrated picomolar to nanomolar potencies across all relevant human cell contexts evaluated, representing what the Company believes is the only approach to TYK2 targeting that has the potential to recapitulate the human loss-of-function biology of near full pathway inhibition of Type I IFN, IL-12 and IL-23, while also sparing interleukin-10 (“IL-10”). Degradation of TYK2 has the potential to overcome the challenges of small molecule inhibitors, which have limitations due to lack of selectivity, limited target engagement, and/or lack of potent activity against Type I IFN. KT-294, a once daily oral small molecule degrader with a potential biologics-like efficacy profile, has the opportunity to address conditions such as inflammatory bowel disease, psoriasis, psoriatic arthritis and lupus, among others. The Company intends to initiate a Phase 1 clinical trial in the first half of 2025 and report the Phase 1 results in 2025.

IRAK4 degrader program (KT-474/SAR444656)

KT-474 is a first-in-class IRAK4 degrader in Phase 2 clinical trials for the treatment of hidradenitis suppurativa (“HS”) and atopic dermatitis (“AD”). IRAK4 is a key scaffolding protein of the myddosome complex that mediates signaling through IL-1 receptors (“IL-1R”) and toll-like receptors (“TLR”), which play a crucial role in inflammation across multiple autoimmune diseases. In a Phase 1 trial published last November in Nature Medicine,

KT-474 demonstrated robust degradation of IRAK4 in the blood and skin of healthy volunteers and patients with HS and AD, which was associated with a systemic anti-inflammatory effect and preliminary evidence of clinical activity. Enrollment in both Phase 2 trials is ongoing and anticipated to be completed in the fourth quarter of 2024, with topline data expected in the first half of 2025. We are collaborating with Sanofi S.A on the development of KT-474.

The disclosure under this Item 8.01 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding the Company’s views on KT-621, KT-294 and KT-474; strategy, business plans and objectives for its degrader programs, including KT-621, KT-294 and KT-474; and plans and timelines for the clinical development of its product candidates, including the therapeutic potential and clinical benefits thereof. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Item 8.01 are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, risks associated with: the timing and anticipated results of our current and future preclinical studies and clinical trials, supply chain, strategy and future operations; the delay of any current and future preclinical studies or clinical trials or the development of Kymera Therapeutics’ drug candidates, including those for KT-621, KT-294 and KT-474; the risk that the results or interim results of current preclinical studies and clinical trials may not be predictive of future results in connection with current or future preclinical and clinical trials; Kymera Therapeutics’ ability to successfully demonstrate the safety and efficacy of its drug candidates; the timing and outcome of the Kymera Therapeutics’ planned interactions with regulatory authorities; obtaining, maintaining and protecting its intellectual property; and Kymera Therapeutics’ relationships with its existing and future collaboration partners. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Annual Report on Form 10-K for the period ended December 31, 2022, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, as well as discussions of potential risks, uncertainties, and other important factors in Kymera Therapeutics’ subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent Kymera Therapeutics’ views only as of today and should not be relied upon as representing its views as of any subsequent date. Kymera Therapeutics explicitly disclaims any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01.	Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Kymera Therapeutics, Inc. on January 4, 2024.

104	Cover Page Interactive Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kymera Therapeutics, Inc.

Date: January 4, 2024	By:	/s/ Nello Mainolfi
Nello Mainolfi, Ph.D.
Founder, President and Chief Executive Officer